UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 25, 2026

Lumen Technologies, Inc.

(Exact name of registrant as specified in its charter)

___________________________________________

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)

(318) 388-9000

(Telephone number, including area code)

___________________________________________

Check the appropriate box below to see if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value per share	LUMN	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange
6.500% Notes due 2051, denominations of $25	CTGG	New York Stock Exchange
6.750% Notes due 2052, denominations of $25	CTHH	New York Stock Exchange

Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 25, 2026, Lumen Technologies, Inc. (the “Company”), acting pursuant to authorization from its board of directors, notified the New York Stock Exchange (the “NYSE”) of its intention to voluntarily de-list (i) the Company’s common stock, no par value per share (the “Common Stock”) and the associated preferred stock purchase rights, and (ii) the 6.500% Notes due 2051 and the 6.750% Notes due 2052 (the “Notes” and together with the Common Stock, the “Securities”) issued by Qwest Corporation (“Qwest”), a wholly-owned subsidiary of the Company and guaranteed by the Company, from the NYSE. The boards of directors of both the Company and Qwest also approved the transfer of the listings of the Securities to The Nasdaq Stock Market LLC (“Nasdaq”).

The Securities have been approved for listing on Nasdaq, where the Common Stock is expected to continue trading under the symbol “LUMN,” and the Notes are expected to continue trading under the symbols “CTGG” and “CTHH.” It is expected that the Securities will be (i) de-listed from the NYSE at the close of trading on October 5, 2026 and (ii) listed on Nasdaq effective at the opening of trading on October 6, 2026.

Item 7.01 Regulation FD Disclosure.

On September 25, 2026, the Company issued a press release announcing the transfer of the listing of the Securities from the NYSE to Nasdaq. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release, dated September 25, 2026.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc. has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: September 25, 2026	By:	/s/ Jennifer Hodges
Jennifer Hodges
Executive Vice President, Chief Legal Officer